         ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                 EASTERN EUROPE
                                   FUND, INC.
         ------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                            EASTERN EUROPE FUND, INC.

================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS     Fergus Reid
                                       DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
============
For the year ended December 31, 2000, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -22.47% compared to -20.22% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through December 31, 2000, the Fund had a total return, based on net asset value per share, of -4.79% compared with -8.87% for its benchmark. Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $12 3/16, representing a 22.8% discount to the Fund's net asset value per share.

Russian equities declined 30.0% during 2000. Despite positive trends such as growing foreign reserves, increased profitability of many major Russian companies, greater tax revenues, and improved industrial production, Russian equities were negatively affected by global market volatility and decreasing investor appetites for risk. Currently, the economy is benefiting from a very competitive exchange rate, and structural changes are transforming the economy, albeit at a slow pace. In his first year in power, President Putin has successfully consolidated power and rallied the duma behind some of his reform initiatives, marking a departure from the chaotic Yeltsin years. In July, both houses of Parliament passed a large-scale tax reform, likely improving tax collection and simplifying tax computation. It is still unclear whether the Putin government is strongly committed to reform and improving the investment climate.

Russia's macroeconomic outlook remains positive in the near term, as high oil prices help build foreign reserves and strengthen the current account. Inflation for 2000 was near 20%, declining from 36.5% for 1999. Economic growth was approximately 7.0% in 2000, a significant improvement compared to the 1.6% GDP growth in 1999. The increased profitability of many Russian companies has led to greater tax revenues, boosting the country's fiscal position. We believe these positive trends will likely continue. Although Russia faces numerous structural deficiencies, sustainable economic growth over the longer term is possible should substantial reforms be implemented. Among the areas to be addressed are corporate governance, developing the banking sector and reducing state interference in pricing of key services and commodities. Given a somewhat benign global environment, we anticipate Russian equities should perform well, yet uncertainty surrounding corporate governance could weigh on equities in the near term.

Equities in Hungary declined 26.8% in 2000, in part due to the government's unfavorable natural gas price increase which hurt index-heavyweight oil and gas producer MOL. Concerns over government interference in the prices of other regulated industries, namely telecommunications services, pharmaceuticals, and energy, also weighed on the market. Hungary's macroeconomic situation appears stable for the near term, as we do not anticipate any significant outcomes from the current relaxed monetary policy. We believe economic growth for 2000 will be near 5.5% with both the fiscal and current account deficits in the manageable range of 3.0-4.0% of GDP. In addition, Hungary's prospects for early entry into the European Union (EU) by 2004 have improved as a result of stronger EU commitment to enlargement, which could prove a strong catalyst for reform and a fall in interest rates. We believe equities should likely fare well in the near term owing to underperformance in 2000 and we find they are attractively valued based on their fundamentals.

Equities in the Czech Republic rose 1.6% for the year 2000, outperforming the other emerging European markets. Gains at the beginning of the year were fueled by strong performance in the telecommunications and banking sectors. The first half of 2000 showed a balanced growth picture, as net exports, fixed capital investment and private consumption all contributed to the marked recovery from the recession which began in 1997. Dampening some of these optimistic growth prospects were gradually increasing inflation and a widened current account deficit. Declines during the third quarter were driven by a setback in the privatization of index heavyweight telecommunications company Cesky Telecom. Cesky Telecom has been weighed down by the overhang of the government's stake in the company and the strategic partner's announcement that it would not increase its stake in the company. We have a constructive outlook for the Czech economy in the near term and we believe economic growth for 2001 should reach 3.0% compared to about 2.0% in 2000. Interest rates are stable, inflation appears to be under control in the range of 4.0-5.0% and foreign direct investment inflows should continue in 2001 from privatization of banks and telecommunications companies. We believe equities should be supported in the near term by these positive factors.

Polish equities declined 4.0% for the year 2000, but performed better than most of the other emerging European markets. Declines during the year were driven by heightened political tensions, macroeconomic concerns, and the poor price performance of technology stocks. Polish GDP growth slowed during the year, predominantly on the back of lower domestic demand. In turn, declines in private consumption growth and fixed capital investment likely reflected the impact of monetary tightening during the year. We have become more constructive on Poland's near-term macroeconomic outlook as real interest rates are at historic highs and are helping to slow down the overheated economy. This should lead to a reduction in the current account deficit and lower inflation and interest rates over the near term. Additionally, Leszek Balcerowicz, former minister of finance and highly regarded for his success in restructuring Poland from the early '90's, has taken over as governor of the Central Bank, providing stability to monetary policy. We also believe equities may be supported by ongoing institutional inflows, as most of the bad news has already been reflected in market prices.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 301,700 or 6.76% shares of its Common Stock at an average price per share of $17.74, excluding $15,000 in commissions, and an average discount of 16.95% from net asset value per share. Since the inception of the program, the Fund has repurchased 879,700 shares or 17.46% of its Common Stock at an average price per share of $12.76, excluding $44,000 in commissions paid, and an average discount of 17.40% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                          TOTAL RETURN (%)
                                            ------------------------------------------------------------------
                                               MARKET VALUE (1)     NET ASSET VALUE (2)        INDEX (3)
                                            --------------------   --------------------   --------------------
                                                         AVERAGE                AVERAGE                AVERAGE
                                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                            ----------   -------   ----------   -------   ----------   -------
                   ONE YEAR                 -27.78%      -27.78%    -22.47%     -22.47%     -20.22%    -20.22%
                   SINCE INCEPTION*         -26.56        -7.00      -4.79       -1.15       -8.87      -2.16

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                 YEAR ENDED DECEMBER 31,
                                        1996*   1997      1998    1999      2000
                                        ----    ----      ----    ----      ----
MORGAN STANLEY DEAN WITTER
EASTERN EUROPE FUND, INC.(2)           4.18%   48.19%   -50.62%  61.11%   -22.47%

RUSSIA (MOSCOW TIMES 50) AND
NEW EUROPE BLENDED COMPOSITE(3)        9.25%   48.23%

RUSSIA AND NEW EUROPE COMPOSITE(3)                      -57.84%  67.30%   -20.22%

                                           YEAR ENDED DECEMBER 31,
                                 1996*    1997     1998     1999     2000
                                 ----     ----     ----     ----     ----
Net Asset Value Per Share ....  $20.77   $26.59   $12.65   $20.38   $15.80
Market Value Per Share .......  $18.00   $23.88    $9.81   $16.88   $12.19
Premium/(Discount)............   -13.3%   -10.2%   -22.4%   -17.2%   -22.8%
Income Dividends..............   $0.07       --       --       --       --
Capital Gains Distributions...      --    $3.68    $0.67       --       --
Fund Total Return (2) ........    4.18%   48.19%  -50.62%   61.11%  -22.47%
Index Total Return (3) .......    9.25%   48.23%  -57.84%   67.30%  -20.22%

(1)Assumes dividends and distributions, if any, were reinvested.
(2)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
*  The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities        (100.0%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                     (11.4%)
Diversified Telecommunication Services    (25.8%)
Electric Equipment                         (3.3%)
Electric Utilities                        (10.6%)
IT Consulting & Services                   (1.0%)
Media                                      (2.2%)
Metals & Mining                            (5.0%)
Oil & Gas                                 (30.6%)
Pharmaceuticals                            (3.7%)
Wireless Telecommunication Services        (3.9%)
Other                                      (2.5%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Czech Republic                            (9.7%)
Hungary                                  (19.0%)
Poland                                   (26.6%)
Russia                                   (44.1%)
Other                                     (0.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                               PERCENT OF
                                               NET ASSETS
                                              ------------
1.Surgutneftegaz (Russia)                        16.1%
2.Telekomunikacja Polska (Poland)                12.3
3.LUKoil Holdings (Russia)                        7.5
4.Unified Energy Systems (Russia)                 7.4
5.Matav Rt. (Hungary)                             6.3
6. Cesky Telecom (Czech Republic)                 4.1%
7. OTP Bank Rt. (Hungary)                         3.9
8. Gedeon Richter Rt. (Hungary)                   3.7
9. Elektrim (Poland)                              3.3
10.CEZ (Czech Republic)                           3.2
                                                 ----
                                                 67.8%
                                                 ====

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
----------
DECEMBER 31, 2000

                                                                     VALUE
                                                        SHARES       (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
(UNLESS OTHERWISE NOTED)
-------------------------------------------------------------------------------
CZECH REPUBLIC (9.7%)
BANKS
(a)Ceska Sporitelna                                       26,430   U.S.$    165
   Ceska Sporitelna GDR                                   16,225            101
(a)Komercni Banka                                         56,060          1,348
                                                                   ------------
                                                                          1,614
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Cesky Telecom                                         198,777          2,679
                                                                   ------------
ELECTRIC UTILITIES
(a)CEZ                                                   785,220          2,110
                                                                   ------------
                                                                          6,403
                                                                   ------------
-------------------------------------------------------------------------------
HUNGARY (19.0%)
AUTO COMPONENTS
(a)North American Bus Industries Rt.                      31,794            519
                                                                   ------------
BANKS
OTP Bank Rt.                                              46,093          2,590
                                                                   ------------
CHEMICALS
Tiszai Vegyi Kombinat Rt.                                 30,200            493
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Matav Rt.                                                344,452          1,433
Matav Rt. ADR                                            133,429          2,727
                                                                   ------------
                                                                          4,160
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
Danubius Hotel and Spa Rt.                                19,720            306
                                                                   ------------
OIL & GAS
MOL Magyar Olaj-es Gazipari Rt.                          117,506          1,987
                                                                   ------------
PHARMACEUTICALS
Gedeon Richter Rt.                                        40,690          2,405
                                                                   ------------
                                                                         12,460
                                                                   ------------
-------------------------------------------------------------------------------
POLAND (26.6%)
BANKS
(a)Bank Polska Kasa Opieki SA                             75,217          1,138
   BRE Bank SA                                            41,676          1,321
   Powszechny Bank Kredytowy SA                           24,500            629
   Wielkopolski Bank Kredytowy SA                         30,983            205
                                                                   ------------
                                                                          3,293
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska GDR                             1,181,670          8,065
                                                                   ------------
ELECTRICAL EQUIPMENT
(a)Elektrim                                              174,810          2,140
                                                                   ------------
IT CONSULTING & SERVICES
Prokom Software SA GDR                                    29,890            628
                                                                   ------------
MEDIA
(a)Agora SA                                               29,682            611
                                                                   ------------
METALS & MINING
(a)KGHM Polska Miedz                                     278,561          1,739
                                                                   ------------
OIL & GAS
Polski Koncern Naftowy                                    90,650          1,006
                                                                   ------------
                                                                         17,482
                                                                   ------------
-------------------------------------------------------------------------------
RUSSIA (44.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Kubanelectrosvyaz                                         50,000   U.S.$    485
(a,b)Mustcom                                           9,526,809          1,324
St. Petersburg MMT                                       500,000            266
                                                                   ------------
                                                                          2,075
                                                                   ------------
ELECTRIC UTILITIES
Unified Energy Systems                                18,839,846          1,545
Unified Energy Systems ADR                               254,960          2,091
Unified Energy Systems GDR                               147,800          1,212
                                                                   ------------
                                                                          4,848
                                                                   ------------
MEDIA
(a,b)Storyfirst Communications 'A'
(Preferred)                                                1,920            818
                                                                   ------------
METALS & MINING
Norilsk Nickel                                           212,100          1,548
                                                                   ------------
OIL & GAS
AO Tatneft ADR                                           141,800          1,001
(a)Gazprom ADR                                            93,000            591
LUKoil Holdings                                          147,000          1,360
LUKoil Holdings ADR                                       96,766          3,580
Surgutneftegaz ADR                                       703,472          7,316
Surgutneftegaz ADR (Preferred)                            47,500            442
Surgutneftegaz (Preferred)                            30,310,000          2,819
                                                                   ------------
                                                                         17,109
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
Nizhegordsvyazinform                                     500,000            350
(a)Nizhegordsvyazinform ADR                              250,000            350
(a)Vimpel-Communications ADR                             126,900          1,888
                                                                   ------------
                                                                          2,588
                                                                   ------------
                                                                         28,986
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$77,442)                                                       65,331
                                                                   ------------
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                         AMOUNT      AMOUNT
                                                          (000)       (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
(Cost U.S.$77,442)                                                 U.S.$ 65,331
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
Receivable for Investments Sold                      U.S. $  919
Dividends Receivable                                          56
Other Assets                                                   2            977
                                                     -----------   ------------
-------------------------------------------------------------------------------

LIABILITIES (-0.9%)
Payable For:
Bank Overdraft                                              (275)
Custodian Fees                                              (103)
Investment Advisory Fees                                     (86)
Professional Fees                                            (64)
Directors' Fees and Expenses                                 (28)
Shareholder Reporting Expenses                               (27)
Administrative Fees                                          (15)
Shares Repurchased                                            (3)
Other Liabilities                                             (7)          (608)
                                                     -----------   ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 4,158,048, issued and
outstanding U.S.$ 0.01 par value
shares (500,000,000 shares
authorized)                                                        U.S.$ 65,700
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  15.80
                                                                   ------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
Common Stocks                                                      U.S.$     42
Paid-in Capital                                                          84,736
Accumulated Net Investment Loss                                             (22)
Accumulated Net Realized Loss                                            (6,945)
Unrealized Depreciation on Investments and Foreign Currency
Translations                                                            (12,111)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 65,700
                                                                   ------------
-------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                                    PERCENT
                                                        VALUE        OF NET
INDUSTRY                                                (000)        ASSETS
-------------------------------------------------------------------------------
Auto Components                                      U.S.$   519           0.8%
Banks                                                      7,497          11.4
Chemicals                                                    493           0.7
Diversified Telecommunication Services                    16,979          25.8
Electric Equipment                                         2,140           3.3
Electric Utilities                                         6,958          10.6
Hotels Restaurants & Leisure                                 306           0.4
IT Consulting and Services                                   628           1.0
Media                                                      1,429           2.2
Metals & Mining                                            3,287           5.0
Oil & Gas                                                 20,102          30.6
Pharmaceuticals                                            2,405           3.7
Wireless Telecommunication Services                        2,588           3.9
                                                     -----------   -----------
                                                     U.S.$65,331          99.4%
                                                     ===========   ===========
-------------------------------------------------------------------------------

(a) - Non-income producing.
(b) - Security valued at fair value - see Note A-1 to financial statements. ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

   The accompanying notes are an integral part of the financial statements.

                                                                                               YEAR ENDED
                                                                                            DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                           (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .......................................................................          U.S.$    536
  Interest ........................................................................                   115
  Less: Foreign Taxes Withheld ....................................................                   (15)
-------------------------------------------------------------------------------------------------------------
    Total Income ..................................................................                   636
-------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees ........................................................                 1,410
  Custodian Fees ..................................................................                   199
  Administrative Fees .............................................................                   159
  Professional Fees ...............................................................                   116
  Directors' Fees and Expenses ....................................................                    23
  Shareholder Reporting Expenses ..................................................                    23
  Other Expenses ..................................................................                    47
-------------------------------------------------------------------------------------------------------------
    Total Expenses ................................................................                 1,977
-------------------------------------------------------------------------------------------------------------
      Net Investment Loss .........................................................                (1,341)
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold ......................................................                11,264
  Foreign Currency Transactions ...................................................                  (356)
-------------------------------------------------------------------------------------------------------------
    Net Realized Gain .............................................................                10,908
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments .....................................................               (29,391)
  Appreciation on Foreign Currency Translations ...................................                    13
-------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation ................................               (29,378)
-------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ........               (18,470)
-------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          U.S.$(19,811)
=============================================================================================================


                                                                           YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                            (000)               (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss ..................................................  U.S.$  (1,341)      U.S.$  (1,518)
  Net Realized Gain ....................................................         10,908               7,213
  Change in Unrealized Appreciation/Depreciation .......................        (29,378)             28,313
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ......        (19,811)             34,008
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Repurchased (301,700 and 307,500 shares, respectively) ........         (5,368)             (3,438)
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ............................................        (25,179)             30,570
Net Assets:
  Beginning of Period ..................................................         90,879              60,309
-------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of U.S.$22
    and U.S.$71, respectively) .........................................  U.S.$  65,700       U.S.$  90,879
=============================================================================================================

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                           SEPTEMBER 30, 1996*
SELECTED PER SHARE DATA AND RATIOS:             2000             1999            1998            1997      TO DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..... U.S.$   20.38   U.S.$   12.65   U.S.$   26.59   U.S.$   20.77   U.S.$   20.00
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..............         (0.32)          (0.34)          (0.17)          (0.38)           0.06
Net Realized and Unrealized Gain
  (Loss) on Investments ..................         (4.51)           7.91          (13.21)           9.88            0.78
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations .....         (4.83)           7.57          (13.38)           9.50            0.84
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................            --              --              --              --           (0.07)
  Net Realized Gain ......................            --              --              --           (3.68)             --
  In Excess of Net Realized Gain .........            --              --           (0.67)             --              --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions ..................            --              --           (0.67)          (3.68)          (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
  Repurchased ............................          0.25            0.16            0.11              --              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... U.S.$   15.80   U.S.$   20.38   U.S.$   12.65   U.S.$   26.59   U.S.$   20.77
================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .... U.S.$   12.19   U.S.$   16.88   U.S.$    9.81   U.S.$   23.88   U.S.$   18.00
================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value ...........................        (27.78)%         71.98%         (57.34)%         53.53%          (9.72)%
  Net Asset Value (1) ....................        (22.47)%         61.11%         (50.62)%         48.19%           4.18%
================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .... U.S.$  65,700   U.S.$  90,879   U.S.$  60,309   U.S.$ 133,071   U.S.$ 103,945
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..          2.25%           2.51%           2.51%           2.50%           3.30%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..................         (1.53)%         (2.25)%         (0.89)%         (1.27) %         1.15%**
Portfolio Turnover Rate ..................           123%            161%             96%             71%              2%
--------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
 ** Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------
     Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 2000, the Fund made purchases and sales totaling $103,921,000 and $111,419,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $79,834,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $14,503,000, of which $5,185,000 related to appreciated securities and $19,688,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,133,000 available to offset future capital gains which will expire on December 31, 2006. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal income tax purposes, of approximately $14,000,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $10,000 and post-October capital losses of $1,419,000.

F. For the year ended December 31, 2000, the Fund incurred $9,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $28,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 301,700 or 6.76% shares of its Common Stock at an average price per share of $17.74, excluding $15,000 in commissions, and an average discount of 16.95% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 307,500 shares or 6.45% of its Common Stock at an average price per share of $11.13, excluding $15,000 in Commissions, and an average discount of 17.78% from net asset value per share. Since the inception of the program, the Fund has repurchased 879,700 shares or 17.46% of its Common Stock at an average price per share of $12.76, excluding $44,000 in commissions paid, and an average discount of 17.40% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Eastern Europe Fund, Inc.


We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the three years in the period then ended and for the period from September 30, 1996 (commencement of operations) through December 31,1996 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Eastern Europe Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Dean Witter Eastern Europe Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353